NEWS RELEASE

FOR IMMEDIATE RELEASE: January 27, 2010	FOR MORE INFORMATION, CONTACT: David D. Brown (276) 326-9000

First Community Bancshares, Inc. Announces Fourth Quarter 2009 Results

Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.fcbinc.com) today reported operating results for the quarter and year ended December 31, 2009.  The results were significantly impacted by the Company’s decision to sell and write down certain pooled trust preferred securities affected by continuing weakness in a number of underlying bank issuers.

During fourth quarter 2009, the Company sold four positions from its portfolio of pooled trust preferred securities and realized after-tax losses on the final disposition of $26.78 million to secure tax benefits associated with the sales.  All remaining positions in this sector were written down to nominal fair market values to reflect the Company’s view of the current valuation and prospects for these securities.  The cumulative effect of these transactions was a net loss available to common shareholders for the quarter ended December 31, 2009, of $34.56 million, or $1.95 per diluted common share.  Net loss available to common shareholders amounted to $40.39 million, or $2.72 per diluted common share for the twelve months ended December 31, 2009.

Core earnings for the fourth quarter of 2009 were $2.27 million, or $0.13 per diluted common share, and $16.71 million, or $1.12 per diluted common share for the twelve months ended December 31, 2009 (see the attached reconciliation of GAAP to core earnings).

The combination of security sales and write-downs have substantially eliminated further exposure to these bonds and positions the Company to move forward without the prospect of further impairment charges related to pooled trust preferred securities.  Commenting on these initiatives, Chief Executive Officer John M. Mendez said, “We can now move beyond the substantial distraction associated with these securities and devote our full attention to the business of banking.  We are now positioned with a strong capital base and stronger overall asset quality measures.  Following the balance sheet restructuring the Company continues to report capital levels in excess of the regulatory definitions of well capitalized.”  The sales and write-downs of all pooled trust preferred securities beyond the amounts already included in other comprehensive income resulted in a reduction in tangible book value of approximately $0.76.

Fourth Quarter 2009 Highlights –

•	Asset quality metrics continue to compare favorably to peers with a ratio of non-performing assets to total assets at December 31, 2009, of 97 basis points
•	Net interest margin increased to 3.92%, up 24 basis points from the quarter ended September 30, 2009
•
First Community Bank, N. A. remains “well-capitalized” with a total risk-based capital ratio of 11.9%, Tier 1 risk-based capital ratio of 10.6%, and a Tier 1 leverage ratio of 7.2% at December 31, 2009

Net Interest Income

Tax-equivalent net interest margin for the fourth quarter of 2009 was 3.92%.  Net interest income was $18.96 million, an increase of $2.44 million, or 14.73%, from the fourth quarter of 2008.  Interest income was $27.75 million, an increase of $517 thousand, or 1.90%, from fourth quarter of 2008.  The yield on loans dropped to 6.24% from 6.39% while average loans increased $171.47 million to $1.41 billion from fourth quarter 2008, which also reflects the acquisition of TriStone Community Bank in July 2009. The Company continues to maintain a high level of liquidity with an average federal funds sold position of $32.62 million in the fourth quarter.

Fourth quarter interest expense was $8.79 million, a decrease of $1.92 million, or 17.91%, from the fourth quarter of 2008.  Fourth quarter deposit costs decreased $1.09 million compared to the fourth quarter of 2008, while the average rate paid on interest-bearing deposits decreased 66 basis points to 1.68%.  Compared to the fourth quarter of 2008, interest costs on borrowings decreased $824 thousand to $2.64 million, while the average balance decreased $53.40 million due to the redemption and restructuring of various wholesale borrowings.  The cost of interest-bearing liabilities decreased 67 basis points during the fourth quarter of 2009 compared to the fourth quarter of 2008.  Average interest bearing liabilities increased $168.42 million, or 10.33%, compared with the fourth quarter of 2008, and included a decrease of $22.96 million in Federal Home Loan Bank (“FHLB”) borrowings.

Non-interest Income

Insurance commissions were $1.47 million for the fourth quarter of 2009, an increase of $207 thousand, or 16.45%, from the same period in 2008.  During the fourth quarter of 2009, wealth management revenues decreased $87 thousand, or 7.59%, to $1.06 million, and at December 31, 2009 the Wealth Management Division reported $825 million in assets under management.  Service charges on deposit accounts were $3.59 million for the fourth quarter of 2009, a decrease of $112 thousand, or 3.03%, from the fourth quarter of 2008.

Investment Securities Impairment Charges

The Company maintains a portfolio of investment securities that include pooled trust preferred securities.  These securities generally represent obligations of banks and, to a lesser extent, insurance companies and real estate investment trusts.  During the fourth quarter of 2009, the Company recognized pre-tax credit related net impairment losses on its pooled trust preferred securities of $43.70 million, or $1.54 per common share on an after-tax basis.  The impairment charges reflect the Company’s change in its intent to hold the securities to recovery. The Company’s remaining exposure to these investment securities is reduced to only $1.65 million at December 31, 2009.  The Company also recognized additional impairment of $369 thousand on four equity security positions at December 31, 2009.

Non-interest Expenses

Non-interest expenses for the fourth quarter of 2009 increased $2.54 million, or 16.87%, from the fourth quarter of 2008.  The large increase was due to increased Federal Deposit Insurance Corporation (“FDIC”) deposit insurance premiums, salaries and employee benefits, and furniture and equipment expense.  Salaries and employee benefits increased $1.86 million, or 26.00%, from the fourth quarter of 2008.  Coddle Creek Financial branches accounted for an increase in salaries and employee benefits of $78 thousand, TriStone Community Bank branches accounted for an increase of $390 thousand, and GreenPoint Insurance Group’s acquisitions accounted for an increase of $234 thousand.  The remainder of the Company showed an overall increase in salaries and benefits of $1.15 million. Fourth quarter 2008 expenses were significantly reduced by the reversal of all incentive compensation accruals. Other operating expenses decreased $1.29 million, or 24.09%, compared to the fourth quarter of 2008.  The fourth quarter of 2009 efficiency ratio was 61.29% compared to 57.97% in the fourth quarter of 2008.

Credit Quality

The Company’s loan quality measures at December 31, 2009, continue to compare favorably to the Company’s Federal Reserve peer group of bank holding companies with total assets between $1 and $3 billion.  Total loan delinquencies of 30 days or more, including non-accrual loans, as a percent of total loans were 2.32% at December 31, 2009, compared to 4.65% for the Federal Reserve peer group at September 30, 2009, and the ratio of allowance for loan losses as a percent of loans held for investment was 1.56%. The increase in non-accrual loans from September 30, 2009, was due largely to increases in the residential real estate portfolio.  Substantially all of the increase in non-accrual single-family real estate loans was due to loans in the Richmond, Virginia, and Winston-Salem, North Carolina, markets.  The increase in multi-family non-accrual loans is attributed to one loan relationship in the southern West Virginia market.

Non-performing assets increased to $22.11 million at December 31, 2009, or 0.97% of total assets and non-performing loans as a percentage of loans held for investment was 1.26% at December 31, 2009. The Federal Reserve peer group reported non-performing assets to total assets of 3.23% and non-performing loans to total loans held for investment of 3.52% at September 30, 2009.

Balance Sheet

Since December 31, 2008, consolidated assets have increased $141.56 million to $2.27 billion at December 31, 2009, due to the acquisition of TriStone Community Bank, an increasing deposit base, and $61.67 million in new capital from the June 2009 equity offering.  Total stockholders’ equity for the Company was $253.86 million, resulting in a book value per common share outstanding of $14.29 at December 31, 2009, compared to $220.34 million and $15.46 per common share at December 31, 2008.

The Company will host an investor and media teleconference and webcast on Thursday, January 28, 2010 at 11:00 a.m.  To access the teleconference, the toll-free number is (877) 407-8033.  Alternatively, individuals may listen to the live or archived webcast of the conference call.  To listen to the webcast, visit www.fcbinc.com and follow the link under the Current News Releases section.  The Company’s press release and financial summary will be available in this section, as well.  Copies of the Company’s fourth quarter 2009 earnings press release and financial summary will also be made available upon request via fax, email or postal service mail.  To request a copy, contact David D. Brown, Chief Financial Officer, at (800) 425-0839.

First Community Bancshares, Inc., headquartered in Bluefield, Virginia, is a $2.27 billion financial holding company and is the parent company of First Community Bank, N. A.  First Community Bank, N. A. operates through fifty-nine locations in the five states of Virginia, West Virginia, North Carolina, South Carolina, and Tennessee.  First Community Bank, N. A. offers wealth management services through its Trust & Financial Services Division and Investment Planning Consultants, Inc., a registered investment advisory firm which offers wealth management and investment advice.  The Company’s Wealth Management Division managed assets with a market value of $825 million at December 31, 2009.  First Community is also the parent company of GreenPoint Insurance Group, Inc., a full-service insurance agency located in High Point, North Carolina.  First Community Bancshares, Inc.’s common stock is traded on the NASDAQ Global Select Market under the symbol, “FCBC”.  Additional investor information can be found on the Internet at www.fcbinc.com.

This news release may include forward-looking statements.  These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially.  These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.  Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

First Community Bancshares, Inc.
Condensed Consolidated Statements of Income/(Loss)

(Unaudited)		Three Months Ended		Year Ended
(In Thousands, Except Share and Per Share Data)		December 31,		December 31,
		2009	2008	2009	2008

Interest	Interest and fees on loans held for investment	$22,085	$19,830	$82,704	$80,224
Income	Interest on securities-taxable	4,190	5,613	19,093	22,714
	Interest on securities-nontaxable	1,445	1,746	5,972	7,521
	Interest on federal funds sold and deposits	32	46	165	306
	Total interest income	27,752	27,235	107,934	110,765
Interest	Interest on deposits	6,155	7,249	27,796	29,792
Expense	Interest on borrowings	2,635	3,459	10,886	15,138
	Total interest expense	8,790	10,708	38,682	44,930
	Net interest income	18,962	16,527	69,252	65,835
	Provision for loan losses	6,996	2,701	15,053	7,422
	Net interest income after provision for loan losses	11,966	13,826	54,199	58,413
Non-Interest	Wealth management income	1,059	1,146	4,147	4,100
Income	Service charges on deposit accounts	3,585	3,697	13,892	14,067
	Other service charges and fees	1,248	1,023	4,715	4,248
	Insurance commissions	1,465	1,258	6,988	4,988
	Net impairment losses recognized in earnings	(44,067)	(29,872)	(78,863)	(29,923)
	Security (losses) gains	(14,603)	(234)	(11,673)	1,899
	Acquisition gain	-	-	4,493	-
	Other operating income	983	659	2,733	2,995
	Total non-interest income	(50,330)	(22,323)	(53,568)	2,374
Non-Interest	Salaries and employee benefits	8,990	7,135	32,121	29,876
Expense	Occupancy expense of bank premises	1,687	1,385	5,889	5,102
	Furniture and equipment expense	988	942	3,746	3,740
	Amortization of intangible assets	277	205	1,028	689
	FHLB debt prepayment fees	-	-	88	1,647
	FDIC premiums and assessments	1,474	61	4,262	202
	Merger-related expenses	146	-	1,726	-
	Other operating expense	4,066	5,356	17,873	19,260
	Total non-interest expense	17,628	15,084	66,733	60,516
	(Loss) income before income taxes	(55,992)	(23,581)	(66,102)	271
	Income tax (benefit) expense	(21,430)	(9,561)	(27,874)	(2,810)
	Net (loss) income	(34,562)	(14,020)	(38,228)	3,081
	Dividends on preferred stock	-	255	2,160	255
	Net (loss) income available to common shareholders	$(34,562)	$(14,275)	$(40,388)	$2,826
Per	Basic earnings per common share (EPS)	$(1.95)	$(1.25)	$(2.72)	$0.26
Share	Diluted earnings per common share (DEPS)	$(1.95)	$(1.25)	$(2.72)	$0.25
	Weighted average shares outstanding:
	Basic	17,687,413	11,252,183	14,868,547	11,058,076
	Diluted	17,687,413	11,252,183	14,868,547	11,134,025
	For the period:
	Return on average assets	-5.99%	-2.77%	-1.81%	0.14%
	Return on average common equity	-51.15%	-33.28%	-16.46%	1.43%
	Cash dividends per common share	$-	$0.28	$0.30	$1.12

First Community Bancshares, Inc.
Condensed Quarterly Income/(Loss) Statements

		As of and for the Quarter Ended
(Unaudited)		December 31,	September 30,	June 30,	March 31,	December 31,
(In Thousands, Except Share and Per Share Data)		2009	2009	2009	2009	2008

Interest	Interest and fees on loans held for investment	$22,085	$21,064	$19,571	$19,984	$19,830
Income	Interest on securities-taxable	4,190	4,562	5,177	5,164	5,613
	Interest on securities-nontaxable	1,445	1,449	1,402	1,676	1,746
	Interest on federal funds sold and deposits	32	55	39	39	46
	Total interest income	27,752	27,130	26,189	26,863	27,235
Interest	Interest on deposits	6,155	6,998	7,076	7,567	7,249
Expense	Interest on borrowings	2,635	2,596	2,792	2,863	3,459
	Total interest expense	8,790	9,594	9,868	10,430	10,708
	Net interest income	18,962	17,536	16,321	16,433	16,527
	Provision for loan losses	6,996	3,418	2,552	2,087	2,701
	Net interest income after provision
	for loan losses	11,966	14,118	13,769	14,346	13,826
Non-Int	Wealth management income	1,059	971	1,133	984	1,146
Income	Service charges on deposit accounts	3,585	3,659	3,491	3,157	3,697
	Other service charges and fees	1,248	1,156	1,133	1,178	1,023
	Insurance commissions	1,465	1,567	1,639	2,317	1,258
	Net impairment losses recognized in earnings	(44,067)	(30,811)	(3,776)	(209)	(29,872)
	Securities (losses) gains	(14,603)	866	1,653	411	(234)
	Acquisition gain	-	4,493	-	-	-
	Other operating income	983	815	349	586	659
	Total non-interest income	(50,330)	(17,284)	5,622	8,424	(22,323)
Non-Int	Salaries and employee benefits	8,990	7,860	7,405	7,866	7,135
Expense	Occupancy expense of bank premises	1,687	1,266	1,333	1,603	1,385
	Furniture and equipment expense	988	928	892	938	942
	Amortization of intangible assets	277	262	244	245	205
	FHLB debt prepayment fees	-	-	88	-	-
	FDIC premiums and assessments	1,474	1,313	1,287	188	61
	Merger-related expenses	146	1,505	74	1	-
	Other operating expense	4,066	4,634	4,820	4,353	5,356
	Total non-interest expense	17,628	17,768	16,143	15,194	15,084
	(Loss) income before income taxes	(55,992)	(20,934)	3,248	7,576	(23,581)
	Income tax (benefit) expense	(21,430)	(9,633)	843	2,346	(9,561)
	Net (loss) income	(34,562)	(11,301)	2,405	5,230	(14,020)
	Preferred dividends	-	1,011	578	571	255
	Net (loss) income available to
	common shareholders	$(34,562)	$(12,312)	$1,827	$4,659	$(14,275)
Per	Basic EPS	$(1.95)	$(0.71)	$0.14	$0.40	$(1.27)
Share	Diluted EPS	$(1.95)	$(0.71)	$0.14	$0.40	$(1.27)
	Cash dividends per common share	$-	$0.10	$0.20	$-	$0.28
	Weighted average shares outstanding:
	Basic	17,687,413	17,427,434	12,696,202	11,567,769	11,252,183
	Diluted	17,687,413	17,427,434	12,741,080	11,616,568	11,252,183

First Community Bancshares, Inc.
Reconciliation of GAAP Net Income/(Loss) to Core Earnings

(Unaudited)	Three Months Ended		Year Ended
(In Thousands, Except Per Share Data)	December 31,		December 31,
	2009	2008	2009	2008

Net (loss) income, GAAP	$(34,562)	$(14,020)	$(38,228)	$3,081
Non-GAAP adjustments:
Security (gains)/losses	14,603	234	11,673	(1,899)
Acquisition gain	-	-	(4,493)	-
Merger expenses	146	-	1,726	-
FHLB debt prepayment fees	-	-	88	1,647
Other-than-temporary security impairments	44,067	29,872	78,863	29,923
FDIC special assessments	-	-	988	-
Other non-core, non-recurring items	118	385	1,676	1,071
Total adjustments to core earnings	58,934	30,491	90,521	30,742
Tax effect	22,100	11,891	35,581	11,989
Core earnings, non-GAAP	$2,272	$4,580	$16,712	$21,834

Core return on average assets	0.39%	0.89%	0.75%	1.07%
Core return on average equity	3.36%	9.63%	6.81%	10.82%
Core diluted earnings per share	$0.13	$0.40	$1.12	$1.96

Efficiency Ratio Calculation

(Unaudited)	Three Months Ended		Year Ended
(In Thousands)	December 31,		December 31,
	2009	2008	2009	2008

Noninterest expenses, GAAP	$17,628	$15,084	$66,733	$60,516
Non-GAAP adjustments:
Merger expenses	(146)	-	(1,726)	-
FHLB debt prepayment fees	-	-	(88)	(1,647)
Other non-core, non-recurring items	(458)	(436)	(3,004)	(1,122)
Adjusted noninterest expenses	17,024	14,648	61,915	57,747

Net interest income, GAAP	18,962	16,527	69,252	65,835
Noninterest income, GAAP	(50,330)	(22,323)	(53,568)	2,374
Non-GAAP adjustments:
Tax-equivalency adjustment	816	959	3,297	4,133
Security (gains)/losses	14,603	234	11,673	(1,899)
Other-than-temporary security impairments	44,067	29,872	78,863	29,923
Other non-core, non-recurring items	(340)		(340)
Acquisition gain	-	-	(4,493)	-
Adjusted net interest and noninterest income	27,778	25,269	104,684	100,366

Efficiency Ratio	61.29%	57.97%	59.14%	57.54%

First Community Bancshares, Inc.
Quarterly Balance Sheets

	For the Quarter Ended
(Unaudited)	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars In Thousands)	2009	2009	2009	2009	2008

Cash and due from banks	$97,641	$51,905	$116,095	$100,881	$39,310
Interest-bearing deposits with banks	3,700	3,352	28,354	79	7,129
Securities available for sale	486,057	575,800	521,879	549,664	520,723
Securities held to maturity	7,454	7,452	7,725	8,471	8,670
Loans held for sale	11,576	4,376	802	1,445	1,024
Loans held for investment, net of unearned income	1,393,931	1,396,617	1,269,443	1,276,790	1,298,159
Less allowance for loan losses	21,725	17,444	16,678	16,555	15,978
Net loans	1,383,782	1,383,549	1,253,568	1,261,680	1,283,205
Premises and equipment	56,946	57,695	55,193	54,893	55,024
Other real estate owned	4,578	3,955	3,615	3,114	1,326
Interest receivable	8,610	9,046	8,934	8,848	10,084
Intangible assets	91,061	90,134	89,534	89,338	89,612
Other assets	135,049	115,453	118,313	122,173	118,231
Total Assets	$2,274,878	$2,298,341	$2,203,210	$2,199,141	$2,133,314
Deposits:
Demand	$208,244	$198,107	$202,543	$207,947	$199,712
Interest-bearing demand	231,907	216,184	195,905	194,934	185,117
Savings	381,381	351,450	311,435	319,007	309,577
Time	824,428	896,716	837,475	861,556	809,352
Total Deposits	1,645,960	1,662,457	1,547,358	1,583,444	1,503,758
Interest, taxes and other liabilities	22,498	24,374	27,630	28,293	27,423
Federal funds purchased	-	-	-	-	-
Securities sold under agreements to repurchase	153,634	147,042	153,804	153,824	165,914
FHLB and other indebtedness	198,924	198,932	190,863	215,870	215,877
Total Liabilities	2,021,016	2,032,805	1,919,655	1,981,431	1,912,972

Preferred stock, net of discount	-	-	40,525	40,471	40,419
Common stock	18,083	18,083	17,341	12,051	12,051
Additional paid-in capital	190,967	192,799	183,955	127,992	128,526
Retained earnings	68,355	102,920	116,997	118,021	107,231
Treasury stock, at cost	(9,891)	(12,768)	(13,712)	(14,453)	(15,368)
Accumulated other comprehensive loss	(13,652)	(35,498)	(61,551)	(66,372)	(52,517)
Total Stockholders' Equity	253,862	265,536	283,555	217,710	220,342
Total Liabilities and
Stockholders' Equity	$2,274,878	$2,298,341	$2,203,210	$2,199,141	$2,133,314

Actual shares outstanding at period end	17,765,164	17,680,328	16,909,592	11,596,249	11,567,449
Book value per common share at period end	$14.29	$15.02	$14.31	$15.20	$15.46
Tangible book value per common share
at period end (1)	$9.16	$9.92	$9.02	$7.49	$7.71

(1)	Tangible book value per common share is defined as stockholders' equity less goodwill and other intangibles divided by common shares outstanding.

First Community Bancshares, Inc.
Selected Financial Information

	As of and for the Quarter Ended
(Unaudited)	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands)	2009	2009	2009	2009	2008
Summary of Loan Loss Experience
Allowance for loan losses:
Beginning balance	$17,444	$16,678	$16,555	$15,978	$14,510
Balance acquired	-	-	-	-	1,169
Provision for loan losses	6,996	3,418	2,552	2,087	2,701
Charge-offs	(2,957)	(2,990)	(2,681)	(1,730)	(2,606)
Recoveries	242	338	252	220	204
Net charge-offs	(2,715)	(2,652)	(2,429)	(1,510)	(2,402)
Ending balance	$21,725	$17,444	$16,678	$16,555	$15,978

Summary of Asset Quality
Nonaccrual loans	$17,527	$12,278	$11,645	$10,628	$12,763
Loans 90 days or more past due and still accruing	-	-	-	-	-
Total non-performing loans	17,527	12,278	11,645	10,628	12,763

Other real estate owned	4,578	3,955	3,615	3,114	1,326
Total non-performing assets	$22,105	$16,233	$15,260	$13,742	$14,089

Asset Quality Ratios
Non-performing loans as a percentage
of loans held for investment	1.26%	0.88%	0.92%	0.83%	0.98%
Non-performing assets as a percentage
of total assets	0.97%	0.71%	0.69%	0.62%	0.66%
Annualized net charge-offs as a percentage of
average loans held for investment	0.77%	0.77%	0.77%	0.47%	0.77%
Allowance for loan losses as a percentage of loans
held for investment	1.56%	1.25%	1.31%	1.30%	1.23%
Ratio of allowance for loan losses to
non-performing loans	1.24	1.42	1.43	1.56	1.25

First Community Bancshares, Inc.
Nonaccrual Loan Detail

(Unaudited)	As of December 31, 2009
			Nonaccrual
			Loans to
	Loans	Nonaccrual	Loans
(Dollars in Thousands)	Outstanding	Loans	Outstanding
Commercial
Commercial & industrial	$99,716	$1,821	1.83%
Agriculture	1,251	188	15.03%
Total commercial	100,967	2,009	1.99%

Commercial real estate
Construction, land development & vacant land	124,896	3,518	2.82%
Non-owner occupied	160,965	1,336	0.83%
Owner occupied	183,010	2,706	1.48%
Farmland	41,033	10	0.02%
Total commercial real estate	509,904	7,570	1.48%

Consumer	60,090	63	0.10%

Residential real estate
Residential	545,770	6,324	1.16%
Multi-family	65,603	979	1.49%
Home equity lines	111,597	582	0.52%
Total residential	722,970	7,885	1.09%

Total loans	$1,393,931	$17,527	1.26%

Pooled Trust Preferred Securities Detail
December 31, 2009

(Unaudited)					Unrealized
					(Loss)	Current
	Class/	Par	Book	Fair	Recognized	Quarter	Cumulative
Deal Name	Tranche	Value	Value	Value	In OCI	OTTI	OTTI
(In Thousands)

PreTSL X	B1	$10,088	$188	$188	$-	$5,569	$9,900
PreTSL XII	B1	20,212	366	366	-	12,319	19,748
PreTSL XIV	B1	9,026	901	901	-	7,989	8,099
PreTSL XXII	C1	12,670	119	119	-	9,931	12,559
PreTSL XXIII	C1	7,952	74	74	-	7,890	7,890
		$59,948	$1,648	$1,648	$-	$43,698	$58,196

First Community Bancshares, Inc.
Selected Financial Information

	As of and for the Quarter Ended
(Unaudited)	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands)	2009	2009	2009	2009	2008
Ratios
Return on average assets	-5.99%	-2.15%	0.34%	0.87%	-2.77%
Return on average common equity	-51.15%	-18.78%	3.82%	10.61%	-33.28%
Net interest margin	3.92%	3.68%	3.62%	3.73%	3.93%
Efficiency ratio for the quarter	61.29%	59.40%	58.62%	58.25%	57.97%
Efficiency ratio year-to-date	59.14%	58.37%	58.43%	58.25%	57.54%
Equity as a percent of total assets at end of period	11.16%	11.55%	12.87%	9.90%	10.33%
Average earning assets as a percentage of average total assets	87.41%	87.14%	86.78%	86.68%	86.38%
Average loans as a percentage of average deposits	85.13%	83.25%	81.19%	82.83%	86.01%

Average Balances
Investments	$549,386	$536,485	$564,934	$521,776	$508,289
Loans	1,406,497	1,362,603	1,269,584	1,292,179	1,235,023
Earning assets	2,001,576	1,978,626	1,892,403	1,887,583	1,768,113
Total assets	2,289,946	2,270,592	2,180,779	2,177,762	2,046,879
Deposits	1,652,082	1,636,744	1,563,640	1,560,109	1,435,956
Interest-bearing deposits	1,452,369	1,437,763	1,361,970	1,360,798	1,230,547
Borrowings	346,990	347,292	359,628	372,282	400,393
Interest-bearing liabilities	1,799,359	1,785,055	1,721,597	1,733,080	1,630,940
Equity	268,074	260,126	233,093	219,653	189,122
Tax equivalent net interest income	19,778	18,329	17,093	17,349	17,486

First Community Bancshares, Inc.
Consolidated Average Balance Sheets, Yields, and Rates

	Three Months Ended December 31,
	2009			2008
			Yield/			Yield/
	Average	Interest	Rate	Average	Interest	Rate
(Unaudited)	Balance	(1)	(1)	Balance	(1)	(1)
	(Dollars in Thousands)
Earning assets
Loans held for investment (2)	$1,406,497	$22,123	6.24%	$1,235,023	$19,848	6.39%
Securities available for sale	541,933	6,261	4.58%	499,617	8,127	6.47%
Held to maturity securities	7,453	152	8.09%	8,672	173	7.94%
Interest-bearing deposits with banks	45,693	32	0.28%	24,801	46	0.74%
Total earning assets	2,001,576	$28,568	5.66%	1,768,113	$28,194	6.34%
Other assets	288,370			278,766
Total	$2,289,946			$2,046,879
Interest-bearing liabilities
Interest-bearing demand deposits	$226,061	$173	0.30%	$184,184	$79	0.17%
Savings deposits	366,352	752	0.81%	304,800	846	1.10%
Time deposits	859,956	5,230	2.41%	741,563	6,324	3.39%
Fed funds purchased	-	-	-	9,097	32	1.40%
Retail repurchase agreements	98,141	319	1.29%	119,485	489	1.63%
Wholesale repurchase agreements	50,000	473	3.75%	50,000	552	4.39%
FHLB borrowings & other long-term debt	198,849	1,843	3.68%	221,811	2,386	4.28%
Total interest-bearing liabilities	1,799,359	8,790	1.94%	1,630,940	10,708	2.61%
Noninterest-bearing demand deposits	199,713			205,409
Other liabilities	22,800			21,408
Stockholders' equity	268,074			189,122
Total	$2,289,946			$2,046,879
Net interest income		$19,778			$17,486
Net interest rate spread (3)			3.72%			3.73%
Net interest margin (4)			3.92%			3.93%

(1)	Fully taxable equivalent at the rate of 35%.
(2)	Non-accrual loans are included in average balances outstanding but with no related interest income during the period of non-accrual.
(3)	Represents the difference between the yield on earning assets and cost of funds.
(4)	Represents tax equivalent net interest income divided by average earning assets.

First Community Bancshares, Inc.
Consolidated Average Balance Sheets, Yields, and Rates

	Year Ended December 31,
	2009			2008
			Yield/			Yield/
	Average	Interest	Rate	Average	Interest	Rate
(Unaudited)	Balance	(1)	(1)	Balance	(1)	(1)
	(Dollars in Thousands)
Earning assets
Loans held for investment (2)	$1,333,112	$82,785	6.21%	$1,199,076	$80,305	6.70%
Securities available for sale	537,278	27,638	5.14%	576,864	33,438	5.80%
Held to maturity securities	7,828	643	8.21%	10,302	849	8.24%
Interest-bearing deposits with banks	62,242	165	0.27%	15,489	306	1.98%
Total earning assets	1,940,460	$111,231	5.73%	1,801,731	$114,898	6.38%
Other assets	289,724			244,455
Total	$2,230,184			$2,046,186
Interest-bearing liabilities
Interest-bearing demand deposits	$205,997	$443	0.22%	$174,809	$292	0.17%
Savings deposits	334,217	2,588	0.77%	312,363	4,693	1.50%
Time deposits	863,357	24,765	2.87%	671,729	24,807	3.69%
Fed funds purchased	-	-	-	15,942	362	2.27%
Retail repurchase agreements	101,775	1,375	1.35%	143,159	3,029	2.12%
Wholesale repurchase agreements	50,000	1,922	3.84%	50,000	1,630	3.26%
FHLB borrowings & other long-term debt	204,678	7,589	3.71%	244,801	10,117	4.13%
Total interest-bearing liabilities	1,760,024	38,682	2.20%	1,612,803	44,930	2.79%
Noninterest-bearing demand deposits	199,917			211,791
Other liabilities	24,832			19,850
Stockholders' equity	245,411			201,742
Total	$2,230,184			$2,046,186
Net interest income		$72,549			$69,968
Net interest rate spread (3)			3.53%			3.59%
Net interest margin (4)			3.74%			3.88%

(1)	Fully taxable equivalent at the rate of 35%.
(2)	Non-accrual loans are included in average balances outstanding but with no related interest income during the period of non-accrual.
(3)	Represents the difference between the yield on earning assets and cost of funds.
(4)	Represents tax equivalent net interest income divided by average earning assets.